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             SECURITIES AND EXCHANGE COMMISSIONWASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JUNE 25, 1998

                     SECURITY CAPITAL ATLANTIC INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     MARYLAND                           1-2303                 85-0415503
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
   OF INCORPORATION)                                        IDENTIFICATION NO.)


 SIX PIEDMONT CENTER, SUITE 600                         30305
      ATLANTA, GEORGIA                                (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 237-9292


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

     This Current Report on Form 8-K is being filed by Security Capital Atlantic Incorporated ("ATLANTIC") to provide audited financial information for certain multifamily communities acquired by Atlantic Multifamily Limited Partnership-I of which ATLANTIC has a controlling general partnership interest. These acquisitions were previously disclosed in ATLANTIC's 8K/A No. 1 dated April 24, 1998 and filed on May 20, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      a.   Financial Statements:

                Combined   Historical  Summary   of  Gross  Income  and   Direct
                Operating Expenses for the year ended December 31, 1997--Group H Community with Report of Independent Auditors

      b.   Pro Forma Financial Information:

                See the Pro Forma Financial Information provided in ATLANTIC's Form 8-K/A No. 1 dated April 24, 1998 and filed on May 20, 1998.


      c.   Exhibits:

                   Exhibit 23.1--Consent of Independent Auditors





































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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Security Capital Atlantic Incorporated




                                       By:     /S/ CONSTANCE B. MOORE
                                               ==========================
                                                   Constance B. Moore
                                         CO-CHAIRMAN AND CHIEF OPERATING OFFICER




                                              /S/ WILLIAM KELL
                                              ===========================
                                                  William Kell
                                         SENIOR VICE PRESIDENT AND CONTROLLER
                                         (PRINCIPAL FINANCIAL AND ACCOUNTING
                                          OFFICER)



Date: June 25, 1998




























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                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
Security Capital Atlantic Incorporated

We have audited the accompanying combined Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of the Group H Communities described in Note 1 for the year ended December 31, 1997. This combined Historical Summary is the responsibility of the Group H Communities' management. Our responsibility is to express an opinion on this combined Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Security Capital Atlantic Incorporated as described in Note 1 and is not intended to be a complete presentation of the income and expenses of the combined Group H Communities.

In our opinion, the combined Historical Summary of Gross Income and Direct Operating Expenses referred to above presents fairly, in all material respects, the combined gross income and direct operating expenses of the combined Group H Communities, as described in Note 1, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                            ERNST & YOUNG LLP


Dallas, Texas
May 29, 1998

























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



                            SECURITY CAPITAL ATLANTIC
                                  INCORPORATED
                               GROUP H COMMUNITIES

                      COMBINED HISTORICAL SUMMARY OF GROSS
                      INCOME AND DIRECT OPERATING EXPENSES


                YEAR ENDED DECEMBER 31, 1997 AND THE PERIOD FROM
               JANUARY 1, 1998 THROUGH MARCH 31, 1998 (UNAUDITED)

                                                                              1997               1998
                                                                        ------------------  ----------------
                                                                                                (Unaudited)
Gross income:
   Rental..............................................................$      12,785,941    $    3,926,471
   Other...............................................................          689,220           202,360
                                                                        ------------------  ----------------
       Total gross income..............................................       13,475,161         4,128,831
                                                                        ------------------  ----------------

Direct operating expenses:
   Utilities and other operating expenses..............................        1,979,052           581,626
   Real estate taxes...................................................          751,343           302,272
   Repairs and maintenance.............................................        1,087,369           311,369
   Management fees.....................................................          723,212           205,750
   Advertising.........................................................          294,902            69,338
   Insurance...........................................................          116,313            71,596
                                                                        ------------------  ----------------
       Total direct operating expenses.................................        4,952,191         1,541,951
                                                                        ------------------  ----------------
Excess of gross income over direct operating expenses..................$       8,522,970    $    2,586,880
                                                                        ==================  ================
























                             See accompanying notes.


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                            SECURITY CAPITAL ATLANTIC
                                  INCORPORATED
                               GROUP H COMMUNITIES

                  NOTES TO COMBINED HISTORICAL SUMMARY OF GROSS
                      INCOME AND DIRECT OPERATING EXPENSES


                YEAR ENDED DECEMBER 31, 1997 AND THE PERIOD FROM
               JANUARY 1, 1998 THROUGH MARCH 31, 1998 (UNAUDITED)


1.   ORGANIZATION AND BASIS OF PRESENTATION
     The combined Historical Summary of Gross Income and Direct Operating Expenses (the "Historical Summary") for the year ended December 31, 1997 and the period from January 1, 1998 through March 31, 1998 relates to the operations of the following Group H Communities which have been or are likely to be acquired from unaffiliated parties by Security Capital Atlantic Incorporated ("ATLANTIC").


   Date of Acquisition              Community Name                   Location            Acquisition Cost
--------------------------- ------------------------------- ---------------------------  ------------------
                                                                                             (in 000s)
May 1, 1998                 Eastover Glen                   Charlotte, NC                 $         9,303
May 1, 1998                 Reafield Ridge I & II           Charlotte, NC                          19,274
May 1, 1998                 Springs at Steele Creek         Charlotte, NC                          16,878
May 1, 1998                 Cornerstone                     Raleigh, NC                            24,728
May 1, 1998                 Poplar Place                    Raleigh, NC                            14,165
May 1, 1998                 Halton Place                    Greenville, SC                         12,028
         (1)                Pinnacle at Northcross          Charlotte, NC                          23,841
         (1)                Conifer Glen                    Raleigh, NC                            14,705
         (1)                Forest at Biltmore I & II       Asheville, NC                          26,956


(1)   Community is under contract.

     The accompanying combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of ATLANTIC. The combined Historical Summary is not intended to be a complete presentation of combined income and expenses of the Group H Communities for the year ended December 31, 1997 and the period from January 1, 1998 through March 31, 1998, as certain costs such as depreciation, amortization, mortgage interest, professional fees and other income or costs not considered comparable to the future operations of the Group H Communities have been excluded.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION
     Rental income from leasing activities consists of lease payments earned from tenants under lease agreements with terms of one year or less.

CAPITALIZATION POLICY
     Ordinary   repairs  and  maintenance   are  expensed  as  incurred;   major
replacements and betterments are capitalized.

ADVERTISING EXPENSE
     The cost of advertising is expensed as incurred.

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


                            SECURITY CAPITAL ATLANTIC
                                  INCORPORATED
                               GROUP H COMMUNITIES

                  NOTES TO COMBINED HISTORICAL SUMMARY OF GROSS
                INCOME AND DIRECT OPERATING EXPENSES (CONTINUED)


USE OF ESTIMATES
     The preparation of the combined Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Historical Summary and accompanying notes. Actual results could differ from those estimates.

UNAUDITED INTERIM HISTORICAL SUMMARY

     The combined Historical Summary for the period from January 1, 1998 through March 31, 1998 is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such combined Historical Summary have been included. The results of operations for the period are not necessarily indicative of the Group H Communities' future results of operations.

3.    RELATED PARTY TRANSACTIONS

     Management fees of $723,212 and $205,750 were paid to an affiliate of the prior owners under property management agreements in 1997 and 1998, respectively. Management fees are based on the greater of 4-5% of total revenue or an agreed upon minimum until a certain occupancy rate is achieved, as stated in the management agreement.


























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